UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): March 12, 2019
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 7.01 Regulation FD Disclosure

On March 12, 2019, TransUnion (“TransUnion” or the “Company”) will host its 2019 Investor Day in New York City. The event, which will begin at 8:30 a.m. (Eastern Time) and is expected to conclude at approximately 4:00 p.m. (Eastern Time), will be webcast live and can be accessed on the TransUnion Investor Relations website at http://www.transunion.com/tru. Presentation materials and other related information will be posted to the website, and a webcast replay will also be accessible following the event.

During this event, TransUnion’s executive management, segment presidents and other leaders will highlight initiatives that have contributed to the Company’s strong performance since going public in 2015 as well as those that are expected to continue driving above-market growth in the future. As part of its Investor Day, TransUnion also confirms its first quarter and full year 2019 financial guidance, which was previously released on February 14, 2019.

A copy of the press release issued by the Company in connection with the event is attached hereto as Exhibit 99.1. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

This Current Report on Form 8-K (including the Exhibit hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2018, as modified in any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion's website (www.transunion.com/tru) and on the Securities and Exchange Commission's website (www.sec.gov). TransUnion undertakes no obligation to update the forward-looking statements to reflect the impact of events or circumstances that may arise after the date of the forward-looking statements.

Exhibit No.	Description
Exhibit 99.1	Press release of TransUnion dated March 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: March 12, 2019
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Senior Vice President